SUPPLEMENT DATED APRIL 5, 2022
to

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or about May 1, 2022, the names of the following investment options will be changed:

Current Name	New Name

AB Balanced Wealth Strategy Portfolio	AB Balanced Hedged Allocation Portfolio

AB Global Thematic Growth Portfolio	AB Sustainable Global Thematic Portfolio

AB International Growth Portfolio	AB Sustainable International Thematic Portfolio

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.